Exhibit 99.(n)

AMENDED SCHEDULE A

to the

AMENDED AND RESTATED RULE 18F-3

MULTIPLE CLASS PLAN

Dated August 26, 2013

The Trusts’ Funds and Classes that are currently offered are listed below:

Trust	Funds	Class A	Class B	Class C	Class Y	Class Z	Institutional Class	Class S
Touchstone Funds Group Trust	Touchstone Total Return Bond Fund	x		x	x		x
	Touchstone Emerging Markets Equity Fund	x		x	x		x
	Touchstone Global Real Estate Fund	x		x	x		x
	Touchstone International Fixed Income Fund	x		x	x		x
	Touchstone Mid Cap Value Fund	x		x	x		x
	Touchstone Small Cap Core Fund	x		x	x		x
	Touchstone Mid Cap Fund	x		x	x	x	x
	Touchstone Premium Yield Equity Fund	x		x	x
	Touchstone Sands Capital Select Growth Fund	x		x	x	x
	Touchstone Small Cap Value Fund	x		x	x		x
	Touchstone Ultra Short Duration Fixed Income Fund	x		x	x	x	x
	Touchstone Merger Arbitrage Fund	x		x	x		x

Trust	Funds	Class A	Class B	Class C	Class Y	Class Z	Institutional	Class S
Touchstone Strategic Trust	Touchstone Dynamic Equity Fund	x		x	x		x
	Touchstone Balanced Allocation Fund	x		x	x		x
	Touchstone Conservative Allocation Fund	x		x	x		x
	Touchstone Growth Allocation Fund	x		x	x		x
	Touchstone Moderate Growth Allocation Fund	x		x	x		x
	Touchstone Value Fund	x		x	x		x
	Touchstone Focused Fund	x		x	x		x
	Touchstone Capital Growth Fund	x		x	x		x
	Touchstone Small Cap Value Opportunities Fund	x		x	x		x
	Touchstone Mid Cap Value Opportunities Fund	x		x	x		x
	Touchstone International Small Cap Fund	x		x	x		x
	Touchstone Growth Opportunities Fund	x		x	x		x
	Touchstone Large Cap Growth Fund	x	x	x	x
	Touchstone Mid Cap Growth Fund	x	x	x	x		x
	Touchstone Small Cap Growth Fund	x		x	x		x
	Touchstone International Value Fund	x		x	x		x
	Touchstone Flexible Income Fund	x		x	x		x
	Touchstone Small Company Value Fund	x		x	x		x

Trust	Funds	Class A	Class B	Class C	Class Y	Class Z	Institutional	Class S
Touchstone Investment Trust	Touchstone Core Bond Fund	x		x	x		x
	Touchstone High Yield Fund	x		x	x		x
	Touchstone Money Market Fund	x						x
Touchstone Tax-Free Trust	Touchstone Ohio Tax-Free Bond Fund	x		x
	Touchstone Ohio Tax-Free Money Market Fund	x					x
	Touchstone Tax-Free Money Market Fund	x						x

This Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is executed as of the date first set forth above.

TOUCHSTONE FUNDS GROUP TRUST, TOUCHSTONE INVESTMENT TRUST, TOUCHSTONE STRATEGIC TRUST, and TOUCHSTONE TAX-FREE TRUST, each by itself and on behalf of the series listed in this Schedule A

By:
Name:	Terrie A. Wiedenheft
Title:	Treasurer and Controller